================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

DATE OF REPORT:     FEBRUARY 21, 2006

DATE OF EARLIEST EVENT REPORTED:    FEBRUARY 21, 2006

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                     1-12929                     36-4135495
 (State or other          (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                        Identification Number)
  incorporation)

                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 7.01.     Regulation FD Disclosure.
               ------------------------

     On February 21, 2006, CommScope, Inc. (the "Company") issued a press release relating to the ratification of a new collective bargaining agreement between Connectivity Solutions Manufacturing, Inc. ("CSMI"), a wholly owned manufacturing subsidiary of the Company, and CSMI's represented production and maintenance employees. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 7.01 of this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.
               ---------------------------------

               (d)  Exhibit        Description
                    ------         -----------

                    99.1 CommScope, Inc. press release relating to the ratification of a new collective bargaining agreement between CSMI and CSMI's represented production and maintenance employees, dated February 21, 2006.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: February 21, 2006


                                        COMMSCOPE, INC.


                                        By: /s/ Frank B. Wyatt, II
                                           ------------------------------------
                                           Name:  Frank B. Wyatt, II
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

                             Index of Exhibits

Exhibit No.         Description
-----------         ------------

99.1 CommScope, Inc. press release relating to the ratification of a new collective bargaining agreement between CSMI and CSMI's represented production and maintenance employees, dated February 21, 2006.